Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of July 8, 2019, between XpresSpa Group, Inc., a Delaware corporation and includes any successor Company thereto (the “Company”), and Calm.com, Inc., a Delaware company (the “Purchaser”).

WHEREAS, the Company and Purchaser desire to enter into this Agreement, pursuant to which the Purchaser is to be granted the right to acquire securities of the Company as set forth herein; and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

Article I.
DEFINITIONS

1.1       Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“A&R Collaboration Agreement” means that certain Amended and Restated Product Sale and Marketing Agreement, dated as of July 8, 2019 by and between the Company and the Purchaser, in the form attached hereto as Exhibit H.

“Accredited Investor” shall have the meaning ascribed to such term in Section 3.2(c).

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Amendment to Credit Agreement” means that certain Fourth Amendment to Credit Agreement, dated as of July 8, 2019, by and between the Company and B3D, LLC, in the form attached hereto as Exhibit F.

“Applicable Law” shall mean any law, rule or regulation of any governmental authority or jurisdiction applicable to any party to this Agreement, as the case may be.

“Authorized Share Failure” shall have the meaning ascribed to such term in Section 4.11(a).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are required by law or other governmental action to close.

“Buy-In” shall have the meaning ascribed to such term in Section 4.1(h).

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Business Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligation to pay the Subscription Amount at such Closing, and (ii) the Company’s obligations to deliver the Securities to be issued and sold at such Closing, in each case, have been satisfied or waived, but in no event later than the tenth Business Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 3rd Avenue, New York, NY 10017, Attn: Kenneth R. Koch, Esq., email: krkoch@mintz.com.

“Conversion Price” shall have the meaning ascribed to such term in the Notes.

“Davis Polk & Wardwell” shall mean Davis Polk & Wardwell, with offices located at 1600 El Camino Real, California 94025, email: alan.denenberg@davispolk.com; donald.lang@davispolk.com.

“DGCL” means the Delaware General Corporation Law.

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“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(oo).

“Effective Date” means the earliest of the date that (a) a Registration Statement has been declared effective by the Commission with respect to all of the Underlying Common Shares (as defined herein) without regard to any cutbacks permitted therein and has been continuously effective for not less than sixty (60) calendar days, (b) (i) all of the Underlying Common Shares have been sold pursuant to Rule 144, or (ii) may be sold by the holders thereof pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, or (c) Company counsel has delivered to the Transfer Agent and Purchaser a written unqualified opinion that resales may then be made by such holders of the Underlying Common Shares pursuant to an effective Registration Statement or the exemption described in (b)(ii) above, which opinion shall be in form and substance reasonably acceptable to the Purchaser.

“Equity Line of Credit” shall have the meaning ascribed to such term in Section 4.13.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock and options to officers, directors, employees or consultants of the Company after the Closing Date pursuant to plans approved by the shareholders of the Company and which issuances are approved by a majority of the independent members of a committee of the board of directors, (b) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that except as modified in the Series D CoD Amendment and the Series E CoD Amendment, such securities and any term thereof have not been amended since the date of this Agreement to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities and which securities and the principal terms thereof are set forth on Schedule 3.1(g), and described in the SEC Reports, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall be intended to provide to the Company substantial additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, (d) up to 25,000 shares of Common Stock, (e) securities as payment for investment banking services provided to the Company, (f) securities issued to third party vendors as payment for goods or services, (g) securities issued to the Company’s Airport Concession Disadvantaged Business Enterprise partners, (h) securities issued or issuable to the Purchaser and its assigns pursuant to this Agreement, the Notes or the Warrants and other Transaction Documents or upon exercise, conversion or exchange of any such securities, (i) securities issued as payment of interest pursuant to the Rockmore Indebtedness as amended by the Amendment to the Credit Agreement, and (j) securities issued or issuable pursuant to the Warrant Reload Offer Letter.

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“Exercise Price” shall have the meaning ascribed to such term in the Warrants.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Form 8-K” shall have the meaning ascribed to such term in Section 4.6.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(z).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

“Investor Questionnaire” means the form of Accredited Investor Questionnaire attached hereto as Exhibit D.

“Issuer Covered Person” shall have the meaning ascribed to such term in Section 3.1(oo).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(d).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Listing Default” shall have the meaning ascribed to such term in Section 4.11(b).

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section Error! Reference source not found..

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(gg).

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“Notes” means the unsecured convertible notes issuable pursuant to this Agreement, in the form of Exhibit A hereto.

“OFAC” shall have the meaning ascribed to such term in Section 3.1(hh).

“Permitted Indebtedness” means (a) any unsecured liabilities for borrowed money or amounts owed ranking pari passu or junior to the Note not in excess of $1,000,000 in the aggregate (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the the Company’s consolidated balance sheet (or the notes thereto) not affecting more than $1,000,000 in the aggregate, except guaranties, endorsements and other contingent obligations in respect of letters of credit, bank guarantees or similar instruments in the ordinary course of business relating to leases which shall not be subject to the $1,000,000 threshold set forth in this clause (b) above; (c) the present value of any lease payments due under leases entered into in the ordinary course of business required to be capitalized in accordance with GAAP; (d) purchase money indebtedness incurred after the date of this Agreement in connection with the acquisition of capital assets up to the purchase price of such assets; (e) any liabilities for borrowed money which in the aggregate with all Indebtedness under this clause (e) and clause (f) does not exceed $11,000,000 in aggregate principal amount, and which, for the avoidance of doubt, shall include the Senior Indebtedness; provided, that any Indebtedness incurred under this clause (e) after the date hereof shall be unsecured and shall rank pari passu or junior to the Note; (f) any liabilities for borrowed money secured by the credit card receipts of the location or locations to which American Express or any other nationally recognized credit company extends credit, which shall not in the aggregate with all Indebtedness under clause (e) and this clause (f) exceed $11,000,000 in aggregate principal amount; (g) Indebtedness incurred in connection with the construction and development of new XpresSpa locations, provided that (i) such Indebtedness is secured only by the assets of the Subsidiary which owns and/or operates such location and only in the assets of such location, and (ii) the Indebtedness is not guaranteed by the Company or any other Subsidiary of the Company; and (h) Indebtedness incurred in connection with this Purchase Agreement and the Note.

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“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Liens, and (c) Liens existing on the date hereof incurred in connection with Permitted Indebtedness under clause (b) and clause (e) thereunder, (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased, (e) Liens incurred in connection with Permitted Indebtedness under clause (f) of the definition of “Permitted Indebtedness,” provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the credit card receipts of the location or locations to which a credit card company extends credit, (f) Liens incurred in connection with the construction, development and/or remodeling of existing XpresSpa locations, provided that such Liens only relate to the assets of the Subsidiary which owns and/or operates such location and only in the assets of such location with respect to such construction, development and/or remodelling, (g) Liens to the extent arising solely from the filing of protective Uniform Commercial Code financing statements in respect of equipment leased to the Company or any Subsidiary in the ordinary course of its business under true, as opposed to finance, leases, only up to the value of such leased equipment, (h) Liens securing the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, and other obligations of like nature, in each case in the ordinary course of business, (i) any interest or title of a lessor of real property secured by a lessor’s interest in such real property under any lease, (j) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business, and (k) Liens incurred in connection with Permitted Indebtedness under clause (g) of the definition of “Permitted Indebtedness,” provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets of the Subsidiary which owns such location and only in the assets of such location.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchaser, in the form of Exhibit G attached hereto.

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“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Common Shares by each Purchaser as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, 100% of the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Common Shares issuable upon exercise in full of all Warrants or conversion in full of all Notes and further conversion into underlying Common Shares, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted Notes will be held until the maturity date of such Notes, but in each case without giving any effect to any potential triggering of anti-dilution provisions.

“Rockmore Indebtedness” means all Indebtedness outstanding pursuant to that certain Credit Agreement dated as of April 22, 2015, as subsequently amended, by and between XpresSpa Holdings, LLC and Rockmore Investment Master Fund Ltd.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Senior Indebtedness” shall mean all amounts due in connection with the Rockmore Indebtedness.

“Securities” means the Notes, the Warrants, the Underlying Preferred Shares and the Underlying Common Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series D CoD Amendment” shall mean the amendment, dated July 8, 2019, to the Certificate of Designation of Preferences, Rights and Limitations of the Series D Convertible Preferred Stock in the form of Exhibit I attached hereto.

“Series D Preferred Stock” shall mean the Company’s Series D Convertible Preferred Stock.

“Series E Certificate of Designation” shall mean the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, dated November 12, 2018.

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“Series E CoD Amendment” shall mean the amendment, dated July 8, 2019, to the Series E Certificate of Designation in the form of Exhibit J attached hereto.

“Series E Preferred Stock” shall mean the Company’s Series E Convertible Preferred Stock.

“Shareholder Approval” shall have the meaning ascribed to such term in Section 4.27.

“Short Sales” means “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis) whether such transactions are made through U.S. or non-U.S. broker dealers or foreign regulated brokers.

“Stock Option Plans” means the Stock Option Plans of the Company in effect as the date of this Agreement, the principal terms of which have been disclosed in the SEC Reports.

“Subscription Amount” means the aggregate amount to be paid by the Purchaser for the Notes and Warrants purchased hereunder at the Closing as specified below the Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means with respect to any entity at any date, any direct or indirect Person, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

“Termination Date” shall have the meaning ascribed to such term in Section 2.1.

“Trading Day” means a day on which the principal Trading Market is open for trading for at least 4.5 hours; provided, that in the event that the Common Stock is not listed or quoted for trading on a Trading Market on the date in question, then Trading Day shall mean a Business Day.

“Trading Market” means the first listed of any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, or the OTCQX (or any successors to any of the foregoing). As of the Closing Date, the NASDAQ Capital Market is the Trading Market.

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“Transaction Documents” means this Agreement, the Note, the Warrants, the A&R Collaboration Agreement, the Registration Rights Agreement, the Disclosure Schedules, all exhibits and schedules thereto and hereto and any other documents or agreements executed by any party hereto in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC, located at 6201 15th Avenue, Brooklyn, NY 11219 and any successor transfer agent of the Company.

“Underlying Common Shares” means the shares of Common Stock issued and issuable (a) upon conversion of the Underlying Preferred Shares and (b) upon exercise of the Warrants.

“Underlying Preferred Shares” means (a) the shares of Series E Preferred Stock issued and issuable (i) upon conversion of the Notes and (ii) in lieu of the cash payment of interest on the Notes in accordance with the terms of the Notes and (b) any other shares of Series E Preferred Stock issued or issuable to the Purchaser in connection with or pursuant to the Securities or Transaction Documents.

“Unlegended Shares” shall have the meaning ascribed to such term in Section 4.1(d).

“Variable Priced Equity Linked Instruments” shall have the meaning ascribed to such term in Section Error! Reference source not found..

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section Error! Reference source not found..

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market but is then reported on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average price of the Common Stock on the first such facility (or a similar organization or agency succeeding to its functions of reporting prices), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Purchaser and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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“Warrants” means the Common Stock purchase warrants delivered to the Purchaser at the Closing in accordance with Section 2.2(a) hereof in the form of Exhibit B attached hereto.

“Warrant Reload Offer Letter” means that certain letter agreement dated as of July 8, 2019 relating to the Company’s outstanding Class B Warrants and the potential issuance of new warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants, provided that any share of Common Stock issued upon exercise of the Warrants shall not constitute an issued Warrant Share for purposes of this Agreement after such share has been irrevocably sold pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 without further restrictions or conditions to transfer pursuant to Rule 144.

Article II.
PURCHASE AND SALE

2.1       Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agrees to purchase, an aggregate of $2,500,000 principal amount of Notes together with Warrants as determined pursuant to Section 2.2(a) (such purchase and sale being the “Closing”). The Purchaser shall deliver to the Company the Purchaser’s Subscription Amount, and the Company shall deliver to the Purchaser its Note and Warrants, as determined pursuant to Section 2.2(a), and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Davis Polk & Wardwell or such other location as the parties shall mutually agree. Notwithstanding anything herein to the contrary, the Closing Date shall occur on or before July 15, 2019 (the “Termination Date”). With respect to any Closing not held on or before the Termination Date, the Escrow Agent shall cause (i) all subscription documents executed by the Company or a Purchaser to be returned to the Company or the Purchaser, as applicable, and (ii) each Subscription Amount to be returned, without interest or deduction to the Purchaser who delivered such Subscription Amount.

2.2       Deliveries.

(a)       On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)        this Agreement duly executed by the Company;

(ii)       a legal opinion of Company Counsel, substantially in the form of Exhibit C attached hereto;

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(iii)       a Note in the form of Exhibit A attached hereto for $2,500,000 principal amount, registered in the name of the Purchaser;

(iv)      Warrants registered in the name of the Purchaser to purchase up to a number of shares of Common Stock equal to 75% of the Purchaser’s Subscription Amount divided by the Conversion Price in effect on the Closing Date, having a per share Exercise Price as set forth therein, subject to adjustment as provided herein and therein;

(v)       the A&R Collaboration Agreement in the form attached hereto as Exhibit H, executed by the Company and the Purchaser;

(vi)     [Reserved];

(vii)     the Amendment to Credit Agreement in the form annexed hereto as Exhibit F, executed by the Company and other parties thereto;

(viii)    duly executed written waivers of all existing defaults, if any, under the Rockmore Indebtedness executed by the holders of such indebtedness;

(ix)      [Reserved];

(x)       the Registration Rights Agreement duly executed by the Company;

(xi)      The as filed Series D CoD Amendment in the form of Exhibit I attached hereto;

(xii)     The as filed Series E CoD Amendment in the form of Exhibit J attached hereto;

(xiii)     a certificate, executed on behalf of the Company, by its Principal Executive Officer and Chief Executive Officer (each as defined in the Exchange Act), dated as of the Closing Date, in which such officer shall certify that the conditions set forth in Section 2.3(b) have been fulfilled; and

(xiv)     a certificate, executed on behalf of the Company by its Secretary, containing (i) copies of the text of the resolutions by which the corporate action on the part of the Company necessary to approve this Agreement and the other Transaction Documents and the transactions and actions contemplated hereby and thereby, which shall be accompanied by a certificate of the corporate secretary or assistant corporate secretary of Company dated as of the Closing Date certifying to the Purchaser that such resolutions were duly adopted and have not been amended or rescinded, (ii) an incumbency certificate dated as of the Closing Date executed on behalf of Company by its corporate secretary or one of its assistant corporate secretaries certifying the office of each officer of Company executing this Agreement, or any other agreement, certificate or other instrument executed pursuant hereto, and (iii) copies of (A) the Company’s Certificate of Incorporation and bylaws in effect on the Closing Date, and (B) the certificate evidencing the good standing of Company as of a day within five (5) Business Days prior to the Closing Date.

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(b)       On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i)        this Agreement and the Registration Rights Agreement, each duly executed by or on behalf of the Purchaser;

(ii)       the Purchaser’s Subscription Amount by wire transfer; and

(iii)       the Accredited Investor Questionnaire duly executed by the Purchaser.

2.3       Closing Conditions.

(a)       The obligations of the Company hereunder to effect the Closing are subject to the following conditions being met:

(i)       the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the date of this Agreement and the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)       all obligations, covenants and agreements of the Purchaser under this Agreement required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii)      the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)       The obligations of the Purchaser hereunder to effect the Closing, unless waived by the Purchaser, are subject to the following conditions being met:

(i)        the accuracy in all material respects (determined without regard to any materiality, Material Adverse Effect or other similar qualifiers therein) on the date of this Agreement and Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)       all Required Approvals, obligations, covenants and agreements of the Company under the Transaction Documents required to be performed or obtained at or prior to the Closing Date shall have been performed or obtained;

(iii)      neither the Company nor any Subsidiary, shall have been or shall be in violation of or default under, and no event shall have occurred that with notice or lapse of time or both would result in a default by the Company or any Subsidiary, nor shall the Company or any Subsidiary have received notice claiming that it is in default under or in violation of the Rockmore Indebtedness unless such violation or default has been validly waived in full to the reasonable satisfaction of Purchaser;

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(iv)       the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(v)       there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(vi)       from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing;

(vii)     from November 12, 2018 through the Closing Date, there shall not have occurred any event that has resulted or would result in the adjustment of the conversion price of the Series E Preferred Stock under the terms of the Series E Certificate of Designation, other than the reverse stock split of the Common Stock that was effective on February 22, 2019;

(viii)     the Company shall have filed the Series D CoD Amendment, which shall, among other provisions, provide for the conversion of the Series D Convertible Preferred Stock at a conversion price equal to $2.00 per share, with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing;

(ix)       the Company shall have filed the Series E CoD Amendment with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing; and

(x)        the Board of Directors and the board of directors of Calm.com, Inc. shall each have approved the Transaction Documents.

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Article III.
REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Company. Except as set forth in the SEC Reports or the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein only to the extent of the disclosure contained in the corresponding or cross-referenced section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

(a)       Subsidiaries. All of the direct and indirect Subsidiaries of the Company and the Company’s ownership interests therein are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all or a majority of the capital stock or other equity interests of each Subsidiary free and clear of any Liens other than Permitted Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)       Organization and Qualification. The Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign Person or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and each Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and, no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)       Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by Applicable Law.

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(d)       No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration, adjustment, exchange, reset, exercise or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt, equity or other instrument (evidencing Company or Subsidiary equity, debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)       Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other provincial or foreign or domestic federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.6 of this Agreement, (ii) the filing with the Commission pursuant to the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Common Shares for trading thereon in the time and manner required thereby, all of which shall have been effectuated prior to the Closing, (iv) the filing of a Form D with the Commission, and (v) execution of the Amendment to Credit Agreement (collectively, the “Required Approvals”).

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(f)       Issuance of the Securities. The Underlying Common Shares and the Underlying Preferred Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than Permitted Liens and other than restrictions on transfer arising pursuant to applicable securities laws. The Notes and Warrants are duly authorized and, when issued and delivered in accordance with the applicable Transaction Documents, will be enforceable in accordance with their terms and are free and clear of all Liens imposed by the Company other than Permitted Liens and other than restrictions on transfer arising pursuant to applicable securities laws. The Company has reserved from its duly authorized capital stock a number of shares of Series E Preferred Stock for issuance of the Underlying Preferred Shares at least equal to the Required Minimum on the date hereof. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Common Shares at least equal to the Required Minimum on the date hereof.

(g)       Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g) of the Disclosure Schedules. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Stock Option Plans, the issuance of shares of Common Stock to employees pursuant to the Stock Option Plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act, all as set forth on Schedule 3.1(g). Except as set forth on Schedule 3.1(g), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed in the SEC Reports or on Schedule 3.1(g) there are no outstanding options, employee or incentive stock option plans, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or material contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 3.1(g) or pursuant to the Series D CoD Amendment and Series E CoD Amendment, the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as contemplated by Section 3.1(e), no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders. Except as set forth on Schedule 3.1(g), the Company is not a party to any Variable Rate Transaction and as of Closing, there will not be outstanding any Equity Line of Credit nor Variable Priced Equity Linked Instruments as of the Closing. Since November 12, 2018, there has not occurred any event that has resulted or would result in the adjustment of the conversion price of the Series E Preferred Stock under the terms of the Series E Certificate of Designation, other than the reverse stock split of the Common Stock that was effective on February 22, 2019.

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(h)       SEC Reports; Financial Statements. The Company is subject to the reporting requirements under Sections 12(b), and 13(a) or 15(d) under the Exchange Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Sections 12(b), 12(g), 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein filed not later than ten (10) days prior to the date hereof, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements included in the SEC Reports may not contain all footnotes required by GAAP and are subject to normal, immaterial year-end audit adjustments, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be in compliance with all its reporting requirements under the Securities Act and Exchange Act.

(i)       Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate except pursuant to a Stock Option Plan. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under Applicable Law at the time this representation is made or deemed made that has not been publicly disclosed at least two Trading Days prior to the date that this representation is made.

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(j)       Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as set forth in Schedule 3.1(j), could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the Company’s knowledge, any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k)       Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary, which would reasonably be expected to result in a Material Adverse Effect. Except as disclosed on Section 3.1(k) of the Disclosure Schedules, none of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l)       Compliance. To the Company’s knowledge, neither the Company nor any Subsidiary, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for such defaults or violations as are set forth on Schedule 3.1(l)(i) and have been validly and fully waived, (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not reasonably be expected to result in a Material Adverse Effect.

(m)       Regulatory Permits. The Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports and as actually conducted, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n)       Title to Assets. Except as disclosed in the SEC Reports, the Company and each Subsidiary have good and marketable title in fee simple to all real property (if any) owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and each Subsidiary, in each case free and clear of all Liens, except for Permitted Liens and (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and each Subsidiary and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and each Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and each Subsidiary are in compliance.

(o)       Intellectual Property.

(i)       The term “Intellectual Property Rights” means:

1.	the name of the Company and each Subsidiary, all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications of the Company and each Subsidiary (collectively, “Marks”);

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2.	all patents and patent applications of the Company and each Subsidiary (collectively, “Patents”);

3.	all copyrights in both published works and unpublished works of the Company and each Subsidiary (collectively, “Copyrights”);

4.	all rights in mask works of the Company and each Subsidiary (collectively, “Rights in Mask Works”); and

5.	all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, “Trade Secrets”); owned, used, or licensed by the Company and each Subsidiary as licensee or licensor insofar as 1-5 above relate solely to the Company’s and Subsidiaries’ XpresSpa business and the name of the Company and XpresSpa Subsidiaries and in no event to any of the Company’s other Subsidiaries.

(ii)       Agreements. Except as set forth in the SEC Reports, there are no outstanding and, to the Company’s knowledge, no threatened disputes (in writing) or disagreements with respect to any agreements relating to any Intellectual Property Rights to which the Company is a party or by which the Company is bound.

(iii)       Know-How Necessary for the Business. Except as set forth in the SEC Reports, the Intellectual Property Rights are all those necessary for the operation of the Company’s and Subsidiaries’ XpresSpa business as currently conducted. Each of the Company and each Subsidiary is the owner of all right, title, and interest in and to each of their respective Intellectual Property Rights, free and clear of all Liens (other than Permitted Liens) and adverse claims, and has the right to use all of the Intellectual Property Rights. To the Company’s knowledge, no employee of the Company or any Subsidiary has entered into any contract that requires the employee to transfer, assign, or disclose information concerning his work to anyone other than the Company or a Subsidiary.

(iv)       Patents. Except as set forth in the SEC Reports, the Company and each Subsidiary is the owner of all right, title and interest in and to each of the Patents related to the Company’s XpresSpa business, free and clear of all Liens (other than Permitted Liens) and adverse claims. To the Company’s knowledge, all of the issued Patents related to the Company’s XpresSpa business are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Patent related to the Company’s XpresSpa business has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. To the Company’s knowledge, none of the products manufactured and sold, nor any process or know-how used, by the Company or any Subsidiary related to the Company’s XpresSpa business infringes or is alleged to infringe any patent or other proprietary right of any other Person for which the Company does not have a license.

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(v)       Trademarks. The Company and each Subsidiary is the owner of all right, title, and interest in and to each of the Marks related to the Company’s XpresSpa business, free and clear of all Liens (other than Permitted Liens) and adverse claims. All Marks related to the Company’s XpresSpa business that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. No Mark related to the Company’s XpresSpa business has been or is now involved in any opposition, invalidation, or cancellation and, to the Company’s knowledge, no such action is threatened with respect to any of the Marks related to the Company’s XpresSpa business. To the Company’s knowledge, none of the Marks related to the Company’s XpresSpa business used by the Company and each Subsidiary infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

(vi)       Copyrights. The Company and each Subsidiary is the owner of all right, title, and interest in and to each of the Copyrights related to the Company’s XpresSpa business, free and clear of all Liens (other than Permitted Liens) and adverse claims. All the Copyrights related to the Company’s XpresSpa business have been registered and are currently in compliance with formal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date. To the Company’s knowledge, no Copyright related to the Company’s XpresSpa business is infringed or has been challenged or threatened in any way. To the Company’s knowledge, none of the subject matter of any of the Copyrights related to the Company’s XpresSpa business infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights related to the Company’s XpresSpa business have been marked with the proper copyright notice.

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(vii)       Trade Secrets. With respect to each Trade Secret related to the Company’s XpresSpa business, the documentation relating to such Trade Secret related to the Company’s XpresSpa business is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual. The Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets related to the Company’s XpresSpa business. The Company and each Subsidiary has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets related to the Company’s XpresSpa business. The Trade Secrets related to the Company’s XpresSpa business are not part of the public knowledge or literature, and, to the Company’s knowledge, have not been used, divulged, or appropriated either for the benefit of any Person (other the Company and each Subsidiary) or to the detriment of the Company and each Subsidiary. No Trade Secret related to the Company’s XpresSpa business is subject to any adverse claim or has been challenged or threatened in writing in any way.

(p)       Insurance. The Company and the Subsidiaries are currently insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. A description of the principal terms of the Company’s directors and officers insurance policy and the name and contact information for the issuer of such policy are set forth on Section 3.1(p) of the Disclosure Schedule. Neither the Company nor any Subsidiary believes that it will not be able to acquire insurance coverage at reasonable cost as may be necessary to continue its business.

(q)       Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $100,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company or any Subsidiary, and (iii) other employee benefits, including stock option agreements under a Stock Option Plan or any other plan of the Company except as disclosed on Schedule 3.1(g).

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(r)       Sarbanes-Oxley; Internal Accounting Controls. The Company and each Subsidiary are in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and each Subsidiary have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and each Subsidiary and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and each Subsidiary as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(s)       Certain Fees. Except as set forth on Schedule 3.1(s), no brokerage, finder’s fees, commissions or due diligence fees are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any such fees that may be due in connection with the transactions contemplated by the Transaction Documents.

(t)       Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u)       Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary, except for the Purchaser and as set forth in the SEC Reports.

(v)       Reporting Company/Shell Company. The Company is a publicly-held company subject to reporting obligations pursuant to Sections 12(g), 13 and 15(d) of the Exchange Act. Pursuant to the provisions of the Exchange Act, the Company has timely filed all reports and other materials required to be filed by the Company thereunder with the SEC during the twelve months preceding the date of this Agreement. The Company has no reason to believe that it will not in the year following the Closing continue to be in compliance with all listing and reporting requirements applicable to the Company as of the Closing Date and thereafter. As of the date of this Agreement and the Closing Date, the Company is not a “shell company” nor a former “shell company” (as defined in Rule 405 of the Securities Act) and has never been a “shell company”.

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(w)      Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action in order to render inapplicable any control share acquisition, business combination (as defined in the DGCL), poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of Delaware, including under Section 203(a)(1) of the DGCL that are or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(x)       Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchaser regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, when taken together as a whole, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Purchaser is not making and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y)       No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor, to the Company’s knowledge, any of its Affiliates, nor any Person acting on its or, to the Company’s knowledge, their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of: (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

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(z)       Solvency. Based on the consolidated financial condition of the Company and Subsidiaries as of the Closing Date, and the Company’s good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(z) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 in the aggregate (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(aa)    Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all required United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth on Schedule 3.1(aa), there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no reasonable basis for any such claim.

(bb)    Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

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(cc)     Accountants and Lawyers. The Company’s accounting firm is set forth on Schedule 3.1(cc) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2019. There are no disagreements of any kind presently existing between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(dd)     Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee)     Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.16 hereof), it is understood and acknowledged by the Company that: (i) the Purchaser has not been asked by the Company to agree, nor has the Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by the Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) the Purchaser, and counter-parties in “derivative” transactions to which the Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) the Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Common Shares and the Underlying Preferred Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents. The Company acknowledges that anything to the contrary in the Transaction Documents notwithstanding, the Purchaser may sell long any Underlying Common Shares and the Underlying Preferred Shares it anticipates receiving after conversion of any part of a Note or exercise of a Warrant.

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(ff)      Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(gg)    Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(hh)    Stock Option Plans. Each stock option and similar security granted by the Company was granted (i) in accordance with the terms of such any applicable stock option plans and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under any stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ii)      Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(jj)      Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

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(kk)     No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchaser.

(ll)       Indebtedness and Seniority. As of the date hereof, all Indebtedness of the Company and the principal terms thereof are set forth in the SEC Reports. Except as set forth on Schedule 3.1(ll), as of the Closing Date, no Indebtedness or other equity of the Company is or will be pari passu or senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(mm)   Listing and Maintenance Requirements. The Common Stock is listed on the Nasdaq Capital Market under the symbol “XSPA.” Except as disclosed in the SEC Reports, the Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

(nn)     FDA. The Company has no products subject to the jurisdiction of the U.S. Food and Drug Administration.

(oo)    No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506 under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchaser a copy of any disclosures provided thereunder.

(pp)     Regulatory Matters. The Company and its Subsidiaries have complied in all material respects with all statutes and regulations related to the research, manufacture and sale of its products to the extent applicable to the Company’s and its Subsidiaries’ activities.

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(qq)    Other Covered Persons. Except as set forth on Schedule 3.1(s) or to attorneys for legal services, the Company is not aware of any person that has been or will be paid (directly or indirectly) remuneration in connection with the sale of any Regulation D Securities pursuant to this Agreement.

(rr)      No Outstanding Variable Priced Equity Linked Instruments. As of the Closing Date and for so long as Notes or Warrants are outstanding, the Company will not have outstanding nor issuable any Variable Priced Equity Linked Instruments, nor any debt or equity with anti-dilution, ratchet or reset rights except for the Securities.

(ss)     Survival. The foregoing representations and warranties shall survive the Closing.

3.2       Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)       Organization; Authority. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has full power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Purchaser. The Transaction Documents to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable against it in accordance with their terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by Applicable Law.

(b)       Understandings or Arrangements. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities pursuant to any registration statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

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(c)       Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants or converts any Notes it will be either: (i) an accredited investor (“Accredited Investor”) as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. The Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit D (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding the Purchaser is true and complete in all respects. Except as disclosed in the Investor Questionnaire, the Purchaser has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to the Purchaser to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011).

(d)       Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)       Information on Company. The Purchaser has been furnished with or has had access to the SEC Reports. The Purchaser is not deemed to have any knowledge of any information not included in the SEC Reports unless such information is delivered in the manner described in the next sentence. In addition, the Purchaser may have received in writing from the Company such other information concerning its operations, financial condition and other matters as the Purchaser has requested, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors the Purchaser deems material in deciding on the advisability of investing in the Securities. The Purchaser was afforded (i) the opportunity to ask such questions as the Purchaser deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable the Purchaser to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities.

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(f)       Compliance with Securities Act; Reliance on Exemptions. The Purchaser understands and agrees that the Securities have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. The Purchaser understands and agrees that the Securities are being offered and sold to the Purchaser in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(g)       Communication of Offer. The Purchaser is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(h)       No Governmental Review. The Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

(i)        No Conflicts. The execution, delivery and performance of this Agreement and performance under the other Transaction Documents and the consummation by the Purchaser of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of the Purchaser’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which the Purchaser is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on the Purchaser). The Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or perform under the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, the Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(j)       Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a written term sheet from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereby and ending immediately prior to the execution hereof.

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(k)       Non-Affiliate Status. The Purchaser represents and warrants that: (i) it is not an “affiliate” of the Company as such term is defined in Rule 405 promulgated under the Securities Act or Rule 12b-2 promulgated under the Exchange Act; (ii) during the last six months the Purchaser has not engaged in any transactions in violation of Section 16 of the Exchange Act; and (iii) the consummation of the transactions contemplated hereby will not result in any violation of Section 16 of the Exchange Act by the Purchaser.

(l)        Survival. The foregoing representations and warranties shall survive the Closing.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

Article IV.
OTHER AGREEMENTS OF THE PARTIES

4.1       (a)       Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(c), the Company may require the transferor thereof to provide to the Company, at the Company’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of such transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the other Transaction Documents.

(b)       Legend. The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

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[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. TO THE EXTENT PERMITTED BY APPLICABLE SECURITIES LAWS, THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c)       Pledge. The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an Accredited Investor and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledge or secure Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder.

(d)       Legend Removal. Certificates evidencing the Underlying Common Shares shall not contain any legend (“Unlegended Shares”) (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Underlying Common Shares pursuant to Rule 144, (iii) if such Underlying Common Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Common Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any Notes are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Common Shares, or if such Underlying Common Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Common Shares shall be issued free of all legends. The Company agrees that following such time as such legend is no longer required under this Section 4.1(c), it will, no later than two (2) Trading Days following the delivery by the Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Common Shares, as applicable, issued with a restrictive legend (such second (2nd) Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Underlying Common Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser.

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(e)       Legend Removal Default. In addition to the Purchaser’s other available remedies, provided the conditions for legend removal set forth in Section 4.1(c) exist, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Common Shares (based on the higher of the actual purchase price or VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day for each Trading Day after the Legend Removal Date (increasing to $20 per Trading Day after the fifth Trading Day) until such certificate is delivered without a legend. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(f)        DWAC. In lieu of delivering physical certificates representing the Unlegended Shares, upon request of the Purchaser, so long as the certificates therefor do not bear a legend and the Purchaser is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of the Purchaser’s prime broker with the Depository Trust Company through its Deposit Withdrawal At Custodian system, provided that the Company’s Common Stock is DTC eligible and the Company’s transfer agent participates in the Deposit Withdrawal at Custodian system. Such delivery must be made on or before the Legend Removal Date.

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(g)       Injunction. In the event the Purchaser shall request delivery of Unlegended Shares as described in this Section 4.1 and the Company is required to deliver such Unlegended Shares, the Company may not refuse to deliver Unlegended Shares based on any claim that the Purchaser or anyone associated or affiliated with the Purchaser has not complied with the Purchaser’s obligations under the Transaction Documents, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of the Purchaser in the amount of the greater of (i) 120% of the amount of the aggregate purchase price of the Underlying Common Shares to be subject to the injunction or temporary restraining order, or (ii) the VWAP of the Common Stock on the trading day before the issue date of the injunction multiplied by the number of Unlegended Shares to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to the Purchaser to the extent Purchaser obtains judgment in Purchaser’s favor.

(h)       Buy-In. In addition to any other rights available to Purchaser, if the Company fails to deliver to a Purchaser Unlegended Shares as required pursuant to this Agreement and after the Legend Removal Date the Purchaser, or a broker on the Purchaser’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of the shares of Common Stock which the Purchaser was entitled to receive in unlegended form from the Company (a “Buy-In”), then the Company shall promptly pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) the amount, if any, by which (A) the Purchaser’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Purchaser purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of Underlying Common Shares delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Purchaser $1,000, plus interest, if any. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In.

(i)        Plan of Distribution. The Purchaser agrees with the Company that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2       Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Preferred Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other shareholders of the Company.

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4.3       Furnishing of Information; Public Information.

(a)       Until the earliest of the time that (i) the Purchaser owns no Securities or (ii) the Warrants have expired, the Company covenants to file all periodic reports with the Commission pursuant to the Exchange Act and maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act after such time as the Company initially becomes subject to such requirements and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and timely file all reports that would be required to be filed by an issuer subject to Section 12(b) or 12(g) of the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

(b)       At any time commencing on the Closing Date and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to the Purchaser’s other available remedies, the Company shall pay to the Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or impairment of its ability to sell the Securities, an amount in cash equal to 1.0% of the aggregate principal amount of Notes and accrued interest thereon, and aggregate Exercise Price of Warrant Shares held by the Purchaser on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date the Public Information Failure is cured and (b) such time that such public information is no longer required for the Purchaser to transfer the Underlying Common Shares pursuant to Rule 144. The payments to which the Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. Nothing herein shall limit the Purchaser’s right to pursue actual damages for the Public Information Failure, and the Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

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4.4       Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction or to effectuate such other transaction unless shareholder approval is obtained before the earlier of the closing of such subsequent transaction or effectuation of such other transaction.

4.5       Conversion and Exercise Procedures. Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchaser in order to exercise the Warrants or convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchaser to exercise its Warrants or convert its Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver Underlying Preferred Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6       Securities Laws Disclosure; Publicity. The Company shall on or before the third Trading Day following the Closing Date, file a Current Report on Form 8-K including the Transaction Documents as exhibits thereto with the Commission (“Form 8-K”). A form of the Form 8-K is annexed hereto as Exhibit E. Such Exhibit E will be identical to the Form 8-K which will be filed with the Commission except for the omission of signatures thereto by the Company. From and after the filing of the Form 8-K, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information delivered to the Purchaser by the Company or any Subsidiary, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and the Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market unless the name of the Purchaser is already included in the body of the Transaction Documents, without the prior written consent of the Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and any registration statement contemplated by the Registration Rights Agreement, and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (b).

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4.7       Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchaser.

4.8       Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have entered into a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9       Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder substantially for the purposes set forth on Schedule 4.9 hereto and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt except as disclosed on Schedule 4.9 (other than payment of trade payables in the ordinary course of the Company’s business and consistent with prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.10       Indemnification of Purchaser. Subject to the provisions of this Section 4.10, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for all Purchaser Parties. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of its material representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.10 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.11     Reservation and Listing of Securities.

(a)       As of the date hereof, the Company, ignoring any conversion or exercise, has reserved for each Purchaser and the Company shall continue to reserve and keep available at all times, the “Required Minimum”, free of preemptive rights. If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date (an “Authorized Share Failure”), then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum plus such other amount as may be required for the Company’s other purposes, and reserve the Required Minimum on behalf of the Purchaser, as soon as possible and in any event not later than the 60th day after such date. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its commercially reasonable efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal. Notwithstanding the foregoing, if any such time of an Authorized Share Failure, the Company is able to obtain the written consent of a majority of the shares of its issued and outstanding Common Stock to approve the increase in the number of authorized shares of Common Stock without soliciting its shareholders, the Company may satisfy this obligation by obtaining such consent and submitting for filing with the SEC an Information Statement on Schedule 14C.

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(b)       The Company shall prior to the Closing: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchaser evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company will take all action necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market until the later of (i) at least five (5) years after the Closing Date, and (ii) for so long as the Notes or Warrants are outstanding, and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. In the event the aforedescribed listing is not continuously maintained for five (5) years after the Closing Date and for so long as Notes or Warrants are outstanding (a “Listing Default”), then in addition to any other rights the Purchaser may have hereunder or under Applicable Law, on the first day of a Listing Default and on each monthly anniversary of each such Listing Default date (if the applicable Listing Default shall not have been cured by such date) until the applicable Listing Default is cured, the Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate outstanding Note principal and accrued interest, conversion price of Conversion Shares and purchase price of Warrant Shares held by the Purchaser or which may be acquired upon exercise of Warrants on the day of a Listing Default and on every thirtieth day (pro-rated for periods less than thirty days) thereafter until the date such Listing Default is cured. If the Company fails to pay any liquidated damages pursuant to this Section in a timely manner, the Company will pay interest thereon at a rate of 1.0% per month (pro-rated for partial months) to the Purchaser.

4.12     Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of the Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at a Closing under Applicable Law, including “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

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4.13     Subsequent Equity Sales. From the date hereof until the date the Purchaser (or permitted assignee) holds less than ten percent (10%) of the Notes originally issued to the Purchaser, the Company will not, without the consent of Purchaser, enter into any Equity Line of Credit or similar agreement, issue or agree to issue floating or Variable Priced Equity Linked Instruments nor issue or agree to issue any of the foregoing (subject to adjustment for stock splits, distributions, dividends, recapitalizations and the like) (collectively, a “Variable Rate Transaction”). For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or Common Stock Equivalents or any of the foregoing at a price that can be reduced either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, or upon the issuance of any debt, equity or Common Stock Equivalent, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions). For purposes of determining the total consideration for a convertible instrument (including a right to purchase equity of the Company) issued, subject to an original issue or similar discount or which principal amount is directly or indirectly increased after issuance, the consideration will be deemed to be the actual net cash amount received by the Company in consideration of the original issuance of such convertible instrument and reduced by any consideration or value given by the Company to the purchaser of such convertible instrument. Until the receipt of Shareholder Approval, the Company will not issue or amend the terms of any securities or Common Stock Equivalents or of any agreement outstanding or in effect as of the date of this Agreement pursuant to which same were or may be acquired without the consent of Purchaser, if the result of such issuance or amendment would be to issue Common Stock or to reduce the effective price per share of Common Stock to less than the higher of the Per Common Share Conversion Price or Warrant Exercise Price in effect at the time of such issuance or amendment.

4.14     [Reserved].

4.15     Capital Changes. In no event will the Company reduce the par value of the Common Stock to an amount less than the lesser of (i) the Conversion Price divided by five (5), or (ii) Warrant Exercise Price, then in effect.

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4.16     Certain Transactions and Confidentiality. The Purchaser covenants that neither it, nor any Affiliate acting on the Purchaser’s behalf or pursuant to any understanding with the Purchaser will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release or Form 8-K as described in Section 4.6. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release or Form 8-K as described in Section 4.6, the Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) the Purchaser does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release or Form 8-K as described in Section 4.6, (ii) the Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with Applicable Law from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to a press release or Form 8-K, and (iii) the Purchaser shall not have any duty of confidentiality to the Company or its Subsidiaries after the filing of the Form 8-K. Notwithstanding the foregoing, in the case of the Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.17     [Reserved]

4.18     [Reserved].

4.19     Maintenance of Property/Insurance. The Company shall, and shall cause each Subsidiary to, keep all of its property, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted and insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the businesses of the Company and Subsidiary. From and after the Closing Date and for so long as any Securities are held by a Purchaser, the Company will maintain directors and officers insurance coverage at least equal to the aggregate Subscription Amount.

4.20     Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign entity in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

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4.21     DTC Program. At all times that Notes or Warrants are outstanding, the Company shall employ as the transfer agent for its Common Stock and Underlying Common Shares a participant in the Depository Trust Company Automated Securities Transfer Program and cause the Common Stock and Underlying Common Shares to be transferable pursuant to such program.

4.22    Reimbursement. If the Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by the Purchaser to or with any current stockholder), solely as a result of the Purchaser’s acquisition of the Securities under this Agreement, the Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

4.23     [Reserved].

4.24     Indebtedness. For so long as any Note is outstanding, the Company on a consolidated basis with the Subsidiaries will not incur nor be liable for any Indebtedness other than Permitted Indebtedness, without the consent of Purchaser.

4.25     Notice of Disqualification Events. The Company will notify the Purchaser in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person not otherwise disclosed herein or in the SEC Reports.

4.26    Duration of Undertakings. Unless otherwise stated in this Article IV, all of the Company’s undertakings, obligations and responsibilities set forth in Article IV of this Agreement shall remain in effect for so long as any Securities remain outstanding.

4.27     Shareholder Approval. The Company undertakes to use commercially reasonable efforts within one hundred (120) days after the Closing Date to obtain the consent of its shareholders (the “Shareholder Approval”) for the reduction of the exercise price of the Series E Preferred Stock pursuant to the Series E CoD Amendment, the issuance of any additional shares of its Common Stock that would be issued pursuant to Section 5 of the Notes or Section 2 of the Warrants, any other shares of Common Stock or other securities issuable to the Purchasers pursuant to the Transaction Documents and any other provisions of the Transaction Documents stated therein to be contingent upon consent of the shareholders of the Company; provided, that in no event shall the Company seek the consent of its shareholders for the approval of the reduction in the exercise or conversion prices of any other security of the Company, whether or not outstanding on the date hereof, unless such approval is conditional upon simultaneous receipt of the Shareholder Approval. The Company represents and warrants that not less than the amount of Underlying Preferred Shares set forth on Schedule 4.27 may be immediately issued to the Purchaser upon Closing without the requirement of Shareholder Approval or any other approval.

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Article V.
MISCELLANEOUS

5.1       Termination. This Agreement may be terminated by the Purchaser by written notice to the other parties, if the Closing has not been consummated on or before the Termination Date; provided, however, that such termination will not affect the right of any party to sue for any breach by any other party (or parties).

5.2       Fees and Expenses. At the Closing, the Company has agreed to pay Davis Polk & Wardwell for the legal fees in connection with Davis Polk & Wardwell’s representation of Calm.com, Inc. in the amount of $30,000. Except as expressly set forth in the Transaction Documents and on Schedule 3.1(s), each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall reimburse the Purchaser for all expenses incurred in connection with UCC, lien, judgment, tax and similar searches conducted in connection with the Offering. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by the Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. The Purchaser acknowledges that it has been advised to seek the advice of its own attorneys.

5.3       Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, and including the Disclosure Schedules, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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5.4       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or telegram, or (v) transmitted via electronic mail, in each case addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient on a Business Day, and on the next Business Day if sent after normal business hours of the recipient on a non-Business Day. The addresses for such communications shall be: (i) if to the Company, to: XpresSpa Group, Inc, 780 Third Avenue, 12th Floor, New York, NY 10017, Attn: Edward Jankowski, CEO, email: notices@xpresspagroup.com, with a copy by email only to: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 3rd Avenue, New York, NY 10017, Attn: Kenneth R. Koch, Esq., email: krkoch@mintz.com, and (ii) if to the Purchaser, to: Calm.com, Inc., 77 Geary Stree, 3rd Floor, San Francisco, CA 94108, a copy shall also be given to Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, CA 94025, Attn: Alan F. Denenberg and Donald K. Lang, email: alan.denenberg@davispolk.com and donald.lang@davispolk.com.

5.5       Amendments: Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6       Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Following a Closing, the Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

5.8       No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

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5.9       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf’ signature page were an original thereof.

5.11     Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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5.12     Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may, at any time prior to the Company’s performance of such obligations, rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of a Note or exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice concurrently with the return to the Purchaser of the aggregate Exercise Price paid to the Company for such shares and the restoration of the Purchaser’s right to acquire such shares pursuant to the Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.13     Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.14     Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.15     Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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5.16     Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by the Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under Applicable Law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the Closing Date thereof forward, unless such application is precluded by Applicable Law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to the Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at the Purchaser’s election.

5.17     [Reserved].

5.18     Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19     Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day or Trading Day, as the case may be, then such action may be taken or such right may be exercised on the next succeeding Business Day or Trading Day, as the case may be.

5.20     Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

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5.21     WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.22     Equitable Adjustment. Trading volume amounts, price/volume amounts, the amount of Warrants, the amount of shares of Common Stock identified in this Agreement, Conversion Price, Exercise Price, the Underlying Common Shares, the Underlying Preferred Shares and similar figures in the Transaction Documents shall be equitably adjusted (but without duplication) to offset the effect of stock splits, similar events and as otherwise described in this Agreement, Note and Warrants.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

XPRESSPA GROUP, INC.

By:

Name:	Douglas Satzman
Title:	CEO

CALM.COM, INC.

By:

Name:	Alex Tew
Title:	Co-CEO

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EXHIBITS AND SCHEDULES

Exhibit A	Form of Note

Exhibit B	Form of Warrant

Exhibit C	Form of Legal Opinion

Exhibit D	Form of Investor Questionnaire

Exhibit E	Form of Form 8-k

Exhibit F	Amendment to Credit Agreement

Exhibit G	Registration Rights Agreement

Exhibit H	Amendment to the Collaboration Agreement

Exhibit I	Series D CoD Amendment

Exhibit J	Series E CoD Amendment

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EXHIBIT D

ACCREDITED INVESTOR QUESTIONNAIRE

IN CONNECTION WITH INVESTMENT IN UNSECURED CONVERTIBLE NOTE

DUE MAY 31, 2022 OF XPRESSPA GROUP, INC.,

A DELAWARE CORPORATION

PURSUANT TO SECURITIES PURCHASE AGREEMENT DATED JULY 1, 2019

TO :        XpresSpa Group, Inc.

780 Third Avenue, 12th Floor

New York, NY 10017

Email: dsatzman@xpresspa.com

INSTRUCTIONS

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable”, so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

Your answers will be kept strictly confidential at all times. However, XpresSpa Group, Inc. (the “Company”) may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of securities of the Company will not result in a violation of the registration provisions of the Securities Act of 1933, as amended, or a violation of the securities laws of any state.

1.       Please provide the following information:

Name:

Name of additional purchaser:

(Please complete information in Question 5)

Date of birth, or if other than an individual, year of organization or incorporation:

2.       Residence address, or if other than an individual, principal office address:

Telephone number:

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Social Security Number:

Taxpayer Identification Number:

3. Business address:

Business telephone number:

4. Send mail to:	Residence	Business

5.       With respect to tenants in common, joint tenants and tenants by the entirety, complete only if information differs from that above:

Residence address:

Telephone number:

Social Security Number:

Taxpayer Identification Number:

Business address:

Business telephone number:

Send mail to:	Residence	Business

6.       Please describe your present or most recent business or occupation and indicate such information as the nature of your employment, how long you have been employed there, the principal business of your employer, the principal activities under your management or supervision and the scope (e.g. dollar volume, industry rank, etc.) of such activities:

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7.       Please state whether you (i) are associated with or affiliated with a member of the Financial Industry Regulatory Association, Inc. (“FINRA”), (ii) are an owner of stock or other securities of FINRA member (other than stock or other securities purchased on the open market), or (iii) have made a subordinated loan to any FINRA member:

Yes	No

(a)       If you answered yes to any of (i) – (iii) above, please indicate the applicable answer and briefly describe the facts below:

8A. Applicable to Individuals ONLY. Please answer the following questions concerning your financial condition as an Accredited Investor (within the meaning of Rule 501 of Regulation D). If the purchaser is more than one individual, each individual must initial an answer where the question indicates a “yes” or “no” response and must answer any other question fully, indicating to which individual such answer applies. If the purchaser is purchasing jointly with his or her spouse, one answer may be indicated for the couple as a whole:

8.1       Does your net worth* (or joint net worth with your spouse) exceed $1,000,000?

Yes	No

8.2       Did you have an individual income** in excess of $200,000 or joint income together with your spouse in excess of $300,000 in each of the two most recent years and do you reasonably expect to reach the same income level in the current year?

Yes	No

8.3       Are you an executive officer of the Company?

Yes	No

* For purposes hereof, net worth shall be deemed to include ALL of your assets, liquid or illiquid MINUS any liabilities.

** For purposes hereof, the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income”. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For investors who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

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8.B       Applicable to Corporations, Partnerships, Trusts, Limited Liability Companies and other Entities ONLY:

The purchaser is an Accredited Investor because the purchaser falls within at least one of the following categories (Check all appropriate lines):

___	(i) a bank as defined in Section 3(a)(2) of the Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

___	(ii) a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

___	(iii) an insurance company as defined in Section 2(13) of the Act;

___	(iv) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Act”) or a business development company as defined in Section 2(a)(48) of the Investment Act;

___	(v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

___	(vi) a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, where such plan has total assets in excess of $5,000,000;

___	(vii) an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, as amended (the “Employee Act”), where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or an employee benefit plan that has total assets in excess of $5,000,000, or a self-directed plan the investment decisions of which are made solely by persons that are Accredited Investors;

___	(viii) a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

___	(ix) an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

___	(x) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated” person, as described in Rule 506(b)(2)(ii) promulgated under the Act, who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

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___	(xi) an entity in which all of the equity investors are persons or entities described above (“Accredited Investors”). ALL EQUITY OWNERS MUST COMPLETE “EXHIBIT A” ATTACHED HERETO.

9.A       Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

Yes	No

ANSWER QUESTION 9B ONLY IF THE ANSWER TO QUESTION 9A WAS “NO.”

9.B       If the answer to Question 9A was “NO,” do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

Yes	No

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

10.       You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant factors and documents pertaining to the officers of the Company, and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company.

Have you or has your purchaser representative, if any, conducted any such investigation, sought such documents or asked questions of a qualified representative of the Company regarding this investment and the properties, operations, and methods of doing business of the Company?

Yes	No

If so, briefly describe:

If so, have you completed your investigation and/or received satisfactory answers to your questions?

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Yes	No

11.       Do you understand the nature of an investment in the Company and the risks associated with such an investment?

Yes	No

12.       Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

Yes	No

13.       Do you understand that this investment is not liquid?

Yes	No

14.       Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

Yes	No

15.       Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Interests?

Yes	No

16.       Do you have a “pre-existing relationship” with the Company or any of the officers of the Company?

Yes	No

(For purposes hereof, “pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please name the individual or other person with whom you have a pre-existing relationship and describe the relationship:

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17.       Exceptions to the representations and warranties made in Section 3.2 of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”): ____________________________________________________________

Dated: __________________, 2019

If purchaser is one or more individuals (all individuals must sign):

(Type or print name of prospective purchaser)

Signature of prospective purchaser

Social Security Number

(Type or print name of additional purchaser)

Signature of spouse, joint tenant, tenant in common or other signature, if required

Social Security Number

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Annex A

Definition of Accredited Investor

The securities will only be sold to investors who represent in writing in the Securities Purchase Agreement that they are Accredited Investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:

1.           A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (excluding home); or

2.           A natural person whose individual gross income exceeded $200,000 or whose joint income with that person’s spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3.           A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4.           A director or executive officer of the Company; or

5.           The investor is an entity, all of the owners of which are Accredited Investors; or

6.           (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are Accredited Investors, (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

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EXHIBIT “A” TO ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES INITIALING QUESTION 8B(xi) MUST PROVIDE THE FOLLOWING INFORMATION.

I hereby certify that set forth below is a complete list of all equity owners in __________________ [NAME OF ENTITY], a [TYPE OF ENTITY] formed pursuant to the laws of the State of . I also certify that EACH SUCH OWNER HAS INITIALED THE SPACE OPPOSITE HIS OR HER NAME and that each such owner understands that by initialing that space he or she is representing that he or she is an accredited individual investor satisfying the test for accredited individual investors indicated under “Type of Accredited Investor.”

signature of authorized corporate officer, general partner or trustee

Name of Equity Owner	Type of Accredited Investor[1]

1.

2.

3.

4.

5.

6.

7.

8.

9.

10.

[1]	Indicate which Subparagraph of 8.1 - 8.3 the equity owner satisfies.

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